UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2009

InferX Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-051720	54-1614664
(State or other jurisdiction	(Commission	(IRS Employer Identification No.)
of incorporation)	File Number)

46950 Jennings Farm Drive Suite 290, Sterling, VA		20164

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (703) 444-6030

N.A.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On June 15, 2009 the registrant (“InferX”) entered into an amended and restated merger agreement, with The Irus Group, Inc.(“Irus”) under which it effected a reverse triangular merger between Irus and InferX’s wholly-owned subsidiary, Irus Acquisition Corp. (the “Merger”).

On October 27, 2009, InferX and Irus completed the Merger.  As consideration for the Merger, InferX issued 9,089,768 shares of InferX’s common stock, par value $.0001 per share (the “Common Stock”) and 1,000,000 shares of nonconvertible preferred stock, par value $.0001 per share (the “Preferred Stock”), to Vijay Suri, the sole stockholder of Irus.  Mr. Suri, President of Irus, is an accredited investors as such term is defined in Rule 501 of the Securities Act of 1933, as amended (the “Securities Act”), and the shares of InferX’s Common Stock and Preferred Stock were issued pursuant to the exemption from registration under Rule 506 of Regulation D of the Securities Act.

Irus is a consulting firm advising on the planning, implementation and development of complex business intelligence and corporate performance management systems. Irus has successfully implemented projects across a broad cross-section of clients in the government, financial services, retail, manufacturing, and telecommunications markets. Irus has provided business solutions for many large clients, including MasterCard, JP Morgan Chase, ConAgra, and the US Navy, and collaborates with a wide range of technology partners including Oracle IBM/Cognos, and Microsoft.

Simultaneous with the completion of the Merger and pursuant to resolutions of the board of directors of InferX (the “Board”), (i) Mr. Suri was appointed as the President and Chief Executive Officer of InferX, (ii) B.K. Gogia resigned as President and CEO of InferX and was appointed as President of InferX’s Technology Solutions Group, and (iii) Jerzy Bala, CTO of InferX, resigned as a member of the Board and Mr. Suri was elected to the Board in his place.

Item 3.02	Unregistered Sales of Equity Securities.

In connection with the completion of the Merger, InferX issued 9,089,768 shares of its Common Stock and 1,000,000 shares of Preferred Stock, each share having the equivalent of 100 shares of Common Stock for voting purposes, as Merger consideration.  In addition, InferX issued 1,000,000 shares of its Preferred Stock to Mr. Gogia as consideration for arranging the Merger and his resignation as President and CEO of InferX.  The description of the issuance of all of these securities set forth under Item 2.01 of this Current Report on Form 8-K is incorporated by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As disclosed under Item 2.01 of this Current Report on Form 8-K, Mr. Gogia resigned as President and CEO of InferX in connection with the completion of the Merger, and Mr. Suri was appointed President and CEO of InferX. Mr. Gogia was appointed President of InferX’s Technology Solutions Group, a newly formed division of InferX, and will continue as InferX’s Chairman of the Board.

Mr. Suri is the founder and President of Irus, a company that he organized in 1995.  Mr. Suri has over 20 years of experience designing and implementing large and complex business intelligence and corporate performance management solutions using OLAP, Data Warehousing and ERP technologies. Prior to forming Irus he served in various management positions at Fannie Mae, Information Resources Incorporated (IRI Software) and Oracle Corporation. Mr. Suri developed the "Iterative Prototyping Development Approach" (IPDA) Methodology for implementing OLAP and Data Warehousing Projects. Under his guidance, Irus has emerged as a market leader in the Business Intelligence and Analytics community, as well as a global firm offering large-scale, turn-key solutions. Mr. Suri received his undergraduate degree from Delhi University (B. Commerce) and an MBA from Alabama A&M University, Huntsville, Alabama.  Mr. Suri also graduated from the Leadership Development Program at the University of Maryland, College Park, Maryland, and from the Owner/President Management Program at Harvard Business School (HBS-OPM 37), a comprehensive multi-year program helping global business leaders understand the strategic and tactical challenges and opportunities associated with owning, running, and sustaining a profitable enterprise.

Mr. Suri executed an employment agreement dated October 27, 2009 with InferX. Under the terms of his employment agreement, Mr. Suri is employed for a five year term as President and CEO of InferX.  Mr. Suri will receive an annual base salary of $230,000, the right to receive additional compensation in the form of a bonus that can be paid in cash or stock, such bonus to be at the discretion of the Board and subject to such conditions as the Board and Mr. Suri mutually agree and customary benefits for senior executives of InferX.  The terms of the employment agreement described above are only a summary of the employment agreement terms and are qualified in their entirety by reference to the employment agreement which is attached as Exhibit 10.1 and incorporated by reference into this Current Report on Form 8-K.

Item 8.01. Other Events.

On November 2, 2009, InferX issued a press release, a copy of which is attached to this Current Report on Form 8-K as Exhibit 99.2, to announce the completion of the Merger.

Item 9.01	Exhibits and Financial Statements

(a)	Financial Statements of Businesses Acquired.

The audited consolidated financial statements of Irus for the years ended December 31, 2008 and 2007 and the unaudited consolidated financial statements for the interim period ended August 31, 2009 are attached as Exhibit 99.1 hereto and are incorporated herein by reference.  The unaudited consolidated financial statements for the nine months ended September 30, 2009 required by Rule 3-05 of Regulation S-X and paragraph (a) of Item 9.01 of Form 8-K will be filed by InferX by an amendment to this Form 8-K within 71 calendar days of the date that this Current Report on Form 8-K is initially filed with the Securities and Exchange Commission.

(b)	Pro Forma Financial Information.

The pro forma financial statements of InferX required by Item 2.01 and paragraph (b) of Item 9.01 of this Current Report on Form 8-K will be filed by InferX as an amendment to this Current Report on Form 8-K within 71 calendar days of the date that this Current Report on Form 8-K is initially filed with the Securities and Exchange Commission.

(d)	Exhibits.

2.1	Certificate of Ownership and Merger merging Irus Acquisition Corp. with and into The Irus Group, Inc.

10.1	Employment Agreement dated October 27, 2009 by and between InferX and Vijay Suri

99.1	Unaudited consolidated financial statements for The Irus Group, Inc. for the eight months ended August 31, 2009

99.2	Audited consolidated financial statements of The Irus Group, Inc. for the years ended December 31, 2008 and 2007

99.3	Press release dated November 2, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 2, 2009	InferX Corporation

	By:	/s/ Vijay Suri
Vijay Suri
President and CEO